Exhibit 10.5

CONFIDENTIAL DOCUMENT

CONVERTIBLE NOTE TERMS - APPENDIX B

THIS NOTE AND THE REDEMPTION CONVERSION SHARES OR QUALIFIED TRANSACTION SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE REDEMPTION CONVERSION SHARES OR QUALIFIED TRANSACTION SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

CONVERTIBLE TERM NOTE

FOR VALUE RECEIVED, MOTA GROUP, INC., a Delaware corporation (the “Company”), hereby promises to pay to ________________________, with an address at _____________________________ _________________________________________________ (the “Holder”) or its registered assigns or successors in interest, an aggregate of __________________________ ($______________) (the “Principal Amount”), together with any accrued and unpaid interest hereon, on [24 months from issuance], or otherwise sooner payable as provided herein (the “Maturity Date”), if not sooner indefeasibly paid in full or converted as provided herein.

This Convertible Term Note (this “Note”) has been issued pursuant to that certain Subscription and Investor Rights Agreement (including the exhibits and schedules thereto), dated as of even date herewith (as amended, restated, modified and/or supplemented from time to time, the “Purchase Agreement”), between the Company and the Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

ARTICLE I

CONTRACT RATE AND AMORTIZATION

1.1          Contract Rate. Subject to Section 3.2, interest payable on the outstanding principal amount of this Note shall accrue at a rate per annum equal to eight percent (8%) (the “Contract Rate”). Accrued and unpaid interest shall be payable on the Maturity Date. Interest on this Note shall accrue from the date of issuance until repayment of the Principal Amount and payment of all accrued interest in full. Interest shall accrue and be computed on the basis of the actual number of days in the related period over 360 days.

1.2          The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

CONVERTIBLE NOTE TERMS - APPENDIX B

ARTICLE II

HOLDER’S CONVERSION RIGHTS

2.1          Automatic Conversion. In the event that the Company issues securities in a Subsequent Financing (as defined below) this Note shall automatically convert into and become the right to receive the same securities of the Company issued in the Subsequent Financing (the “Restricted Securities”) in an amount equal to (i) one hundred percent (100%) of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, divided by (ii) (a) the offering price per security in the Subsequent Financing, multiplied by (b) [1-the discount expressed as a decimal]. The term “Subsequent Financing” means any offering by the Company of its common stock, Common Stock Equivalents (as defined below) or any combination thereof resulting in gross proceeds of not less than $5,000,000. The term “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire, at any time, shares of the Company’s common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of the Company’s common stock.

2.2          Mechanics of Conversion. Immediately subsequent to the closing of the Subsequent Financing, the Company shall give notice of such event to the Holder and indicate to the Holder the number of Restricted Shares issuable pursuant to the conversion of this Note, instructions for surrendering the Note, and requesting information on where to send the Restricted Shares pursuant to Section 2.1. Within five (5) business days of the surrender of the Note in accordance with the Company’s instructions and the receipt of instructions as to the delivery of the Restricted Shares, as applicable, by the Company, the Company shall issue the Restricted Shares to the Holder. The Holder shall be treated for all purposes as the record holder of the Restricted Shares unless the Holder provides the Company written instructions to the contrary.

2.3          Rights of Shareholders. No Holder shall be entitled to vote or receive dividends or be deemed the holder of the Company’s securities which may at any time be issuable upon conversion of this Note for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon the recapitalization, issuance of shares, reclassification of shares, change of nominal value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, in each case, until the applicable date of conversion.

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CONVERTIBLE NOTE TERMS - APPENDIX B

ARTICLE III

EVENTS OF DEFAULT

3.1          Events of Default. The occurrence of any of the following events set forth in this Section 3.1 shall constitute an event of default (“Event of Default”) hereunder:

(a)          Failure to Pay. The Company shall fail to pay, within five (5) days of when due, any installment of principal, interest or other fees hereon in accordance herewith and, in any such case, such failure shall continue for a period of ten (10) days following the date upon which any such payment was due;

(b)          Breach of Covenant. The Company shall breach any covenant or any other term or condition of this Note and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof, provided, however, that if such breach cannot be reasonably cured within fifteen (15) days, such cure period shall be extended so long as the Company is diligently and continuously seeking a cure of such breach, but, in any event, such additional period of time shall not exceed ninety (90) days;

(c)          Breach of Representations and Warranties. Any representation, warranty or statement made or furnished by the Company in this Note or the Purchase Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made;

(d)          Bankruptcy. The Company shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

(e)          Insolvency. The Company shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

(f)          Change of Control. Except in connection with a Subsequent Financing, any person that does not currently own in excess of 30% of the voting power of the Company acquiring in excess of 30% of the voting power of the Company; or

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CONVERTIBLE NOTE TERMS - APPENDIX B

(g)          The Purchase Agreement. (i) The Company shall breach any covenant or term or provision of the Purchase Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, provided, however, that if such breach cannot be reasonably cured within fifteen (15) days, such cure period shall be extended so long as the Company is diligently and continuously seeking a cure of such breach, but, in any event, such additional period of time shall not exceed ninety (90) days, (ii) the Company attempts to terminate, challenge the validity of, or its liability under, the Purchase Agreement, (iii) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement, or (iv) the Purchase Agreement ceases to be a valid, binding and enforceable obligation of the Company.

3.2          Remedies; Default Interest. Upon the occurrence and during the continuation of any Event of Default, in addition to any other remedies set forth herein or allowed by law, the unpaid principal amount of this Note, any accrued and unpaid interest and all other amounts payable hereunder or under the Purchase Agreement may be declared by the Holder at its election to be immediately due and payable, whereupon such acceleration the unpaid principal amount of this Note, any accrued and unpaid interest and all such other amounts shall become immediately due and payable without presentment, demand, protest or further notice of any kind. The Holder shall have all rights and may exercise any remedies available to it hereunder or under law, successively or concurrently. Following the occurrence and during the continuance of an Event of Default and without any action required on the part of the Holder, the Company shall pay interest on the outstanding principal balance of this Note in an amount equal to eighteen percent (18%) per annum, and all outstanding obligations under this Note and the Purchase Agreement, including unpaid interest, shall continue to accrue interest at such interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

ARTICLE IV

MISCELLANEOUS

4.1          Cumulative Remedies. The remedies under this Note shall be cumulative.

4.2          Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available. No course of dealing between the Company and the Holder shall operate as a waiver of any such right or remedy of the Holder.

4.3          Notices. Any notice herein required or permitted to be given shall be given in writing in accordance with the terms of the Purchase Agreement.

4.4          Amendment Provision. This Note may only be amended by an instrument in writing signed by each of the Company and the Holder. The term “Note” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

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CONVERTIBLE NOTE TERMS - APPENDIX B

4.5          Assignability. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder.

4.6          Cost of Collection. In case of the occurrence of an Event of Default under this Note, the Company shall pay the Holder the Holder’s reasonable costs of collection, including reasonable attorneys’ fees.

4.7          Governing Law, Jurisdiction and Waiver of Jury Trial.

(a)          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b)          THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE AND/OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER AND/OR ANY OTHER CREDITOR PARTY, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR THE PURCHASE AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE PURCHASE AGREEMENT; PROVIDED, THAT THE COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER AND/OR ANY OTHER CREDITOR PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE AMOUNT DUE HEREUNDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

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CONVERTIBLE NOTE TERMS - APPENDIX B

(c)          THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND/OR OF ARBITRATION, THE COMPANY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND/OR ANY OTHER CREDITOR PARTY, ON THE ONE HAND, AND THE COMPANY, ON THE OTHER HAND, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

4.8          Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

4.9          Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

4.10        Construction; Counterparts. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other. This Note may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

4.11        Loss. Upon receipt of evidence reasonably satisfactory to the Company, of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), including an affidavit of the Holder thereof that this Note has been lost, stolen, destroyed or mutilated together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Note, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

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CONVERTIBLE NOTE TERMS - APPENDIX B

IN WITNESS WHEREOF, the Company has caused this Convertible Term Note to be signed in its name effective as of this _____ day of _______, 2016.

MOTA GROUP, INC.

By:

Name:

Title:

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